




CIRCOR

Energy
Aerospace & Defense
Industrial

Second Quarter 2019
Investor Review

Presented August 1, 2019

Safe Harbor

This presentation contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this presentation that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's third-quarter 2019 guidance, our future performance, including future growth and profitability, increase in shareholder value, realization of cost reductions from restructuring activities and expected synergies, and our corporate priorities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divesture or restructuring strategies, including our integration of the Fluid Handling business; changes in industry standards, trade policies or government regulations, both in the United States and internationally; and our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs and any actions of stockholders or other in response to expiration of the recent unsolicited tender offer and the cost and disruption of responding to those actions. ***BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM.*** *We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.*

See page 13 for information on the use of non-GAAP financial measures.

Q2 Results

($ millions, except EPS)

	Q2 2019		Q2 2018		
	GAAP	Adjusted*	GAAP	Adjusted*	Adj Ex Div*
Orders	276	276	309	309	286
Sales	**270**	**270**	**301**	**301**	**282**
Gross Margin	79	85	88	95	88
SG&A and special charges	74	62	80	70	65
Operating Income	**4**	**24**	**8**	**25**	**23**
Interest Expense	13	13	14	14	
Other (income) expense	0	0	(4)	(4)	
Pre-tax	(9)	11	(2)	15	
Tax (provision) benefit	(10)	(2)	8	(3)	
Net (Loss) Income	**(19)**	**9**	**6**	**11**	
EPS	**(0.93)**	**0.45**	**0.30**	**0.57**	

* **Adjusted:** Reflects non-GAAP measures, see CIRCOR Q2 2019 earnings press release for definitions and a reconciliation to GAAP.
* **Adj Ex Div:** Adjusted P&L items excluding the impact of businesses divested prior to the end of Q2 2019 which are Reliability Services and Delden.
EPS: (Loss) Per Share or Diluted Earnings Per Share

Numbers may not add due to rounding.

Q2 2019 Orders: Year-over-Year Comparison

CIRCOR

($ millions)

	Industrial		Energy		Aerospace & Defense		CIRCOR	
	$	%	$	%	$	%	$	%
Q2 2018	136.7		113.2		59.4		309.4	
Divestitures *	(4.5)		(18.4)		-		(22.9)	
2018 Ex Divesitures *	**132.3**		**94.8**		**59.4**		**286.5**	
Organic	(6.9)	-5%	(31.4)	-33%	35.0	59%	(3.3)	-1%
FX	(4.7)	-4%	(1.2)	-1%	(1.0)	-2%	(6.9)	-2%
Total change ex Divestitures *	(11.6)	-9%	(32.5)	-34%	34.0	57%	(10.2)	-4%
Q2 2019	**120.7**		**62.2**		**93.4**		**276.3**	

* Divestitures include businesses sold prior to the end of Q2 2019 which are Reliability Services (Energy) and Delden (Industrial). Engineered Valves, which was sold in July 2019, is not reflected above as a divestiture.

Numbers may not add due to rounding.

Q2 2019 Revenue: Year-over-Year Comparison

CIRCOR

($ millions)

	Industrial		Energy		Aerospace & Defense		CIRCOR	
	$	%	$	%	$	%	$	%
Q2 2018	131.1		112.8		57.5		301.4	
Divestitures *	(1.5)		(17.4)		-		(18.9)	
2018 Ex Divesitures *	**129.6**		**95.4**		**57.5**		**282.5**	
Organic	(5.4)	-4%	(8.7)	-9%	8.2	14%	(6.0)	-2%
FX	(4.8)	-4%	(1.1)	-1%	(1.0)	-2%	(6.9)	-2%
Total change ex Divestitures *	(10.2)	-8%	(9.8)	-10%	7.2	13%	(12.8)	-5%
Q2 2019	**119.3**		**85.6**		**64.7**		**269.6**	

* Divestitures include businesses sold prior to the end of Q2 2019 which are Reliability Services (Energy) and Delden (Industrial). Engineered Valves, which was sold in July 2019, is not reflected above as a divestiture.

Numbers may not add due to rounding.

Industrial Segment Highlights

($ millions)

Q2 Results

	Q2 2019	Q2 2018	YOY Change
Orders	**121**	**137**	***-12%***
Continuing	121	132	*-9%*
Divested *	-	4	
Net Revenues	**119**	**131**	***-9%***
Continuing	119	130	*-8%*
Divested *	-	1	
Segment Operating Income	**16**	**15**	***7%***
Continuing	16	15	
Divested *	-	(0)	
Segment Operating Margin	**13.5%**	**11.5%**	***200 bps***
Continuing	13.5%	11.9%	*160 bps*

Comments on YOY Results

Q2 2019 Orders

- FX Headwind: -$5 (-4%)
- Organic Growth: -$7 (-4%)
- Year-over-year orders were down due to a softening market in Europe partially offset by solid demand in North America and aftermarket globally

Q2 2019 Revenues

- FX Headwind: -$5 (-4%)
- Organic Growth: -$5 (-4%)
- Softness in Europe partially offset by growth in Americas and Asia
- Large projects not repeating in 2019

Q2 2019 Segment Operating Income & Margin

- Integration synergy, price and sourcing productivity all contribute to margin expansion

* Divested figures include businesses sold prior to the end of Q2 2019 which is Delden . Continuing figures represent results excluding the divested business.

Numbers may not add due to rounding.

Energy Segment Highlights

CIRCOR

($ millions)

Q2 Results

	Q2 2019	Q2 2018	YOY Change
Orders	**62**	**113**	***-45%***
Continuing	62	95	*-34%*
Divested *	-	18	
Net Revenues	**86**	**113**	***-24%***
Continuing	86	95	*-10%*
Divested *	-	17	
Segment Operating Income	**3**	**9**	***-62%***
Continuing	3	7	*-51%*
Divested *	-	2	
Segment Operating Margin	**4.1%**	**8.2%**	***-410 bps***
Continuing	4.1%	7.5%	*-340 bps*

Comments on YOY Results

Q2 2019 Orders

- FX Headwind: -$1 (-1%)
- Organic Growth: -$31 (-33%)
- Down year-over-year, primarily due to Upstream Oil & Gas and project timing in Refinery Valves
  - Engineered Valves contributed 11pts of the 29% organic decline

Q2 2019 Revenues

- FX Headwind: -$1 (-1%)
- Organic Growth: -$9 (-9%)
- Decline driven by a slowdown in North American onshore oil & gas partially offset by growth in Refinery Valves

Q2 2019 Segment Operating Income & Margin

- Margin decline primarily associated with revenue decline
- Excluding the Engineered Valves business, Segment Operating Margin was 7.7%

* Divested figures include businesses sold prior to the end of Q2 2019 which is Reliability Services.
Continuing figures represent results excluding the divested business.
Above figures include Engineered Valves (EV). EV was sold in July 2019.

Numbers may not add due to rounding.

Aerospace & Defense Segment Highlights

CIRCOR

($ millions)

Q2 Results

	Q2 2019	Q2 2018	YOY Change
Orders	93	59	*57%*
Net Revenues	65	58	*13%*
Segment Operating Income	10	7	*49%*
Segment Operating Margin	16.1%	12.2%	*390 bps*

Comments on YOY Results

Q2 2019 Orders

- FX Headwind: -$1 (2%)
- Organic Growth: $35 +59%
- Driven by large Defense orders and continued strength across Commercial platforms

Q2 2019 Revenues

- FX Headwind: -$1 (2%)
- Organic Growth: $8 +14%
- Driven by new program and existing platform growth across both defense and commercial business sectors

Q2 2019 Segment Operating Income & Margin

- Significant margin expansion as a result of volume, price, and low cost manufacturing initiatives

Numbers may not add due to rounding.

Q2 P&L Selected Items

CIRCOR

($ millions, except EPS)

	Q2 2019			Q2 2018			
	GAAP	Special	Adjusted *	GAAP	Special	Adjusted *	Adj Ex Div *
Orders	276	-	276	309	-	309	286
Sales	**270**	**-**	**270**	**301**	**-**	**301**	**282**
Operating Income	**4**	**19**	**24**	**8**	**17**	**25**	**23**
Operating Income %	*1.5%*		*8.7%*	*2.7%*		*8.2%*	*8.2%*
Interest Expense	13	-	13	14	-	14	
Other (income) expense	0	-	0	(4)	-	(4)	
Pre-tax	(9)	19	11	(2)	17	15	
Tax (provision) benefit	(10)	8	(2)	8	(11)	(3)	
Net Income	**(19)**	**28**	**9**	**6**	**6**	**11**	
EPS	**(0.93)**		**0.45**	**0.30**		**0.57**	

	Q2 2019
Special Charges in Cost of Goods Sold	
Acquisition-related depreciation & amortization	5
Restructuring-related inventory charges	2
- **subtotal**	**7**
Special Charges in SG&A	
Acquisition-related depreciation & Amortization	8
Professional fees related to unsolicited offer	2
Loss on sale of business	1
Other restructuring charges	2
- **subtotal**	**13**
Total	**19**

* **Adjusted:** Reflects non-GAAP measures, see CIRCOR Q2 2019 earnings press release for definitions and a reconciliation to GAAP.
* **Adj Ex Div:** Adjusted P&L items excluding the impact of businesses divested prior to the end of Q2 2019 which are Reliability Services and Delden.
EPS: (Loss) Per Share or Diluted Earnings Per Share

Numbers may not add due to rounding.

Cash Flow and Debt Position

CIRCOR

($ millions)

	Q2 2019	Q2 2018
Cash Flow from Operations	**12**	**(0)**
Capital Expenditures, net	(3)	(4)
Free Cash Flow	**9**	**(4)**

	30-Jun-19	31-Dec-18
Total Debt	**729**	**786**
Cash and Cash Equivalents	76	69
Net Debt	**653**	**718**
Net Debt to Equity	133%	136%

59 debt paydown
in YTD Q2 2019

Note: Total debt is comprised of current and long-term debt, net of approximately $20 and $21 of unamortized debt issuance costs at Q2 2019 and Q4 2018, respectively.

End Market Overview

Segment	Trends	Outlook
 **Industrial**	▪ Continued growth in global capital spending driving demand for machinery ▪ Chemical processing strength in N. America and Asia ▪ Energy efficiency initiatives driving equipment growth ▪ Growth in N. America and Asia, weakness in Europe	
 **Commercial Marine**	▪ Shipbuilding demand for merchant marine remains flat ▪ Off-shore vessels build rate remains low ▪ IMO2020 Low Sulfur regulation increasing demand for scrubber pumps ▪ Expanded global fleet aging, increasing aftermarket demand	
 **Oil & Gas**	▪ N. American up/midstream weakness due to operator efficiency and focus on cash ▪ Refining capacity growth in Middle East and Asia Pacific ▪ Refining expansions and upgrades in the Americas	
 **Aerospace**	▪ Commercial aircraft build rates and backlog at historic highs ▪ Global airline passenger traffic growth ▪ Ramp up of newer programs	
 **Defense**	▪ Global increases in defense spending ▪ Key programs to receive increased funding / ramping up – Submarines / aircraft carriers – F35 Joint Strike Fighter – Missiles	

Q3 2019 Guidance as of August 1, 2019

CIRCOR

(millions, except per share amounts)

	Q3 2019	
	Low	High
Net Revenue	$ 250	$ 260
Expected Adjusted Earnings Per Share	$ 0.52	$ 0.60
Expected Special / Restructuring Charges per share:		
- Special & Restructuring Charges	$ (2.18)	$ (1.96)
- Special Charges - M&A amortization related	$ (0.49)	$ (0.49)

Note: Expected Net revenue and Expected Adjusted Earnings Per Share guidance excludes results of the Engineered Valves business which was divested in July 2019.
Special & Restructuring Charges include an estimated loss, primarily non-cash, on the sale of Engineered Valves in the range of $(1.85) to $(1.65).

Use of Non-GAAP Financial Measures

Within this presentation the Company uses non-GAAP financial measures, including Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow and organic growth (and such measures further excluding Engineered Valves). These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company's current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company's current financial results with the Company's past financial results in a consistent manner.

For example:

- *We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.*
- *We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.*
- *We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.*
- *We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.*
- *Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss orders and revenue changes on an "organic" basis. Organic change is calculated assuming the divestures completed prior to June 30, 2019 were completed on January 1, 2018 and excluding the impact of changes in foreign currency exchange rates.*

CIRCOR's management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company's operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's second-quarter 2019 news release available on its website at www.CIRCOR.com.

Figures labeled "Adjusted" exclude certain charges and recoveries. A description of these charges and recoveries and a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's second-quarter 2019 news release available on its website at www.CIRCOR.com.

APPENDIX

Group Structure

CIRCOR by End Market

Sales Mix

ENERGY


Other
Up/Midstream
Downstream

INDUSTRIAL


Other
Marine
Industrial

A&D


Other
Commercial
Defense

Product Lines

ENERGY:
Distributed Valves
Refinery Valves
Instrumentation & Sampling

INDUSTRIAL:
Industrial EMEA (Pumps & Valves)
Industrial Americas (Pumps & Valves)
Commercial Marine (Pumps)

A&D:
Commercial Aerospace
Defense

Based on 2018 sales adjusted to exclude Reliability Services, Delden and Engineered Valves divestitures.